Exhibit 25.1


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

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                      U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.


300 East Delaware Avenue, 8th Floor
Wilmington, Delaware                                      19809
(Address of principal executive offices)                  (Zip Code)


                                 James Vellanti
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2506
            (Name, address and telephone number of agent for service)

                      CSFB Asset Repackaging Depositor LLC
               (Exact name of obligor as specified in its charter)

       Delaware                                         Applied For
       (State or other jurisdiction of                  (I.R.S. Employer
       incorporation or organization)                   Identification No.)

       Eleven Madison Avenue                            10010
       New York, New York
       (Address of principal executive offices)         (Zip Code)

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                   PASS-THROUGH REPACKAGED TRUST CERTIFICATES

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Item 1.    GENERAL INFORMATION.  Furnish the following information as to the
           Trustee.

           a) Name and address of each examining or supervising authority to which it is subject.
                        Comptroller of the Currency
                        Washington, D.C.

           b)   Whether it is authorized to exercise corporate trust powers.
                        Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                None

Items 3-15      Items 3-15 are not applicable because to the best of the
                Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.


Item 16.   LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

           1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

           2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

           3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

           4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

           5.   Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

           7. A copy of the Report of Condition of the Trustee as of June 30, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

           8.  Not applicable.

           9.  Not applicable.


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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 14th day of January, 2005.


                                     U.S. BANK TRUST NATIONAL ASSOCIATION

                                     By:    /s/ David J. Kolibachuk
                                              -------------------------
                                     Name:   David J. Kolibachuk
                                     Title:  Vice President






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Exhibit 7
                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                            As of September 30, 2004

                                    ($000's)

                                                               9/30/2004
                                                           ---------------
Assets
     Cash and Due From Depository Institutions                  $392,194
     Fixed Assets                                                    356
     Intangible Assets                                           108,773
     Other Assets                                                 29,323
                                                           ---------------
         Total Assets                                           $530,646


Liabilities

     Other Liabilities                                           $16,131
                                                           ---------------
     Total Liabilities                                           $16,131

Equity
     Common and Preferred Stock                                   $1,000
     Surplus                                                     505,932
     Undivided Profits                                             7,583
                                                           ---------------
         Total Equity Capital                                   $514,515

Total Liabilities and Equity Capital                            $530,646

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:    /s/ David J. Kolibachuk
       -------------------------
       Name: David J. Kolibachuk
       Title: Vice President

Date:  January 14, 2005






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